SCUDDER
                                                                     INVESTMENTS


Supplement to the currently effective Statement of Additional Information for the following portfolio:

Scudder Variable Series II - Aggressive Growth Portfolio

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The following replaces related disclosure in the "Investment Restrictions"
section of the portfolio's currently effective SAI:

The Portfolio has elected to be classified as a diversified series of an open-end investment management company. A diversified portfolio may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.



               Please Retain This Supplement for Future Reference


August 16, 2004